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                                                                    EXHIBIT 10.5





                               WATTMONITOR, INC.
                   1999 OUTSIDE DIRECTORS' STOCK OPTION PLAN

                            SECTION 1.  INTRODUCTION

                 The WattMonitor, Inc. 1999 Outside Directors' Stock Option Plan (the "Plan") provides the Company with the ability to grant each non-employee director nonqualified stock options ("Options") to purchase shares ("Option Shares") of common stock of WattMonitor, Inc. (the "Company").


                            SECTION 2.  DEFINITIONS

                 2.1 Definitions. The following words and phrases shall, when used herein, have the meanings set forth below:

                          (a)     "Act" means the Securities Exchange Act of
1934, as amended.

                          (b)     "Affiliate" means (i) an entity that directly
or through one or more intermediaries is controlled by the Company, and (ii) any entity in which the Company has a significant equity interest, as determined by the Company.

                          (c)     "Agreement" means a stock option agreement,
which is an agreement subject to the terms of the Plan.

                          (d)     "Board of Directors" means the Board of
Directors of the Company.

                          (e)     "Code" means the Internal Revenue Code of
1986, as amended.

                          (f)     "Committee" means the committee appointed by
the Board of Directors to administer the Plan.

                          (g)     "Common Stock" means the common stock, par
value $.0001 per share, of the Company.

                          (h)     "Director" means a director of the Company.

                          (i)     "Employee" means any person who is employed
by the Company or an Affiliate for purposes of the Federal Insurance Contributions Act.

                          (j)     "Fair Market Value" with regard to a date
means:

                                  (1)      the average of the high and low
                                           prices at which a Share shall have
                                           been sold on that date or the last
                                           trading date prior to that date as
                                           reported by the NASDAQ Stock Market
                                           (or, if applicable, as reported by a
                                           national securities exchange
                                           selected by the Committee on which
                                           the shares of Stock are then
                                           actively traded) and published in
                                           The Wall Street Journal,





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                                  (2)      if Shares are not traded on a
                                           securities exchange, but are
                                           reported by the NASDAQ Stock Market
                                           and market information is published
                                           on a regular basis in The Wall
                                           Street Journal, the average of the
                                           published high and low sales prices
                                           for that date or the last business
                                           day prior to that date as published
                                           in The Wall Street Journal,

                                  (3)      if such market information is not
                                           published on a regular basis, the
                                           average of the high bid and low
                                           asked prices of a Share in the
                                           over-the-counter market on that date
                                           or the last business day prior to
                                           that date, as reported by the NASDAQ
                                           Stock Market, or, if not so
                                           reported, by a generally accepted
                                           reporting service, or

                                  (4)      if Shares are not publicly traded,
                                           as determined in good faith by the
                                           Committee with due consideration
                                           being given to (i) the most recent
                                           independent appraisal of the
                                           Company, if such appraisal is not
                                           more than twelve months old and (ii)
                                           the valuation methodology used in
                                           any such appraisal, provided that,
                                           Fair Market Value of a Share may be
                                           determined by the Committee by
                                           reference to the average market
                                           value determined over a period
                                           certain or as of specified dates, to
                                           a tender offer price for Shares (if
                                           settlement of an award is triggered
                                           by such an event) or to any other
                                           reasonable measure of fair market
                                           value.

                          (k)     "Option" means an option to purchase Shares
of the Company granted pursuant to and in accordance with the provisions of the Plan.

                          (l)     "Optionee" means a Director who is granted an
Option pursuant to and in accordance with the provisions of the Plan.

                          (m)     "Option Shares" means Shares subject to and
issued pursuant to an exercise of an Option granted under the Plan.

                          (n)     "Share" means a share of Common Stock of the
Company.


                           SECTION 3.  ADMINISTRATION

                 3.1 Delegation to Committee. The Plan shall be administered by the Committee which shall consist of at least two Directors who are not eligible to participate in the Plan. The members of the Committee shall be appointed by the Board of Directors. The Board of Directors may from time to time remove members from or add members to the Committee. Vacancies on the Committee shall be filled by the Board of Directors.

                 3.2 Committee Actions. The Committee shall select one of its members as chairman, and shall hold meetings at such times and places as it may determine. Acts approved by the majority of the Committee in a meeting at which a quorum is present or acts reduced to or approved in writing by a majority of the members of the Committee shall be the valid acts of the Committee. A quorum





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shall be present at any meeting of the Committee which a majority of the
Committee members attend.

                 3.3 Finality. The Committee shall have the authority in its sole discretion to interpret the Plan, to grant Options under and in accordance with the provisions of the Plan, and to make all other determinations and to take all other actions it deems necessary or advisable for the implementation and administration of the Plan or Agreements thereunder, except to the extent such powers are herein reserved by the Board of Directors. All actions of the Board of Directors and the Committee shall be final, conclusive and binding upon the Optionees. No member of the Board of Directors or the Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any grant of an Option thereunder. All Options granted pursuant to this Plan shall be evidenced by an Agreement and shall be subject to the terms of the Plan and such additional terms are as set forth in the Agreement.

                 3.4 Eligibility. Directors who are not Employees of the Company or an Affiliate shall be eligible to receive Options under the Plan on the terms and subject to the restrictions hereinafter set forth.

                 3.5 Exercise and Payment of Option Awards. All Options may be exercised to the extent vested. All Options may be exercised only by written notice to the Company. Payment for all shares of Stock purchased pursuant to exercise of an Option shall be made (a) in cash; (b) by delivery to the Company of a number of shares of Stock which have been beneficially owned by the Eligible Director for at least six (6) months prior to the date of exercise having an aggregate Fair Market Value of not less than the product of the exercise price multiplied by the number of shares the Eligible Director intends to purchase upon exercise of the Option on the date of delivery; or (c) to the extent available, in a cashless exercise through a broker. Payment shall be made at the time that the Option or any part thereof is exercised, and no shares shall be issued or delivered upon exercise of an Option until full payment has been made. The holder of an Option, as such, shall have none of the rights of a stockholder.

                 3.6 Non-Transferability. Unless otherwise permitted by the Committee, an Option shall not be transferable or assignable except by will or by the laws of descent and distribution and shall be exercisable, during the Optionee's lifetime, only by the Optionee, or in the event of the Optionee's Disability, by his or her legal representative.


                       SECTION 4.  SHARES SUBJECT TO PLAN

                 The aggregate number of Option Shares which may be issued under the Plan shall at no time exceed 120,000. The limitations established by this Section shall be subject to adjustment in accordance with the provisions of the Plan. In the event that an Option expires or is terminated for any reason, the Option Shares allocable to the unexercised portion of such Option may again be subject to an Option under the Plan. In the event that an Optionee delivers Shares as payment of the exercise price for an Option, such Shares may be subject to Options under this Plan.





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                           SECTION 5.  OPTION AWARDS

                 Each Option contemplated by this Section 5 shall be evidenced by an Agreement which shall incorporate the applicable terms of the Plan. The terms of each Agreement shall provide: (a) that the per share purchase price for each share of Stock subject to the Option shall be the Fair Market Value as of the date of grant; (b) that the Option shall expire upon the earlier of the tenth (10th) anniversary following the date of grant or, subject to the condition that an Option may not be exercised past the expiration of its term, within one year after the date the Director ceases to serve upon the Board of Directors and the board of directors of any affiliate for any reason; and (c) that the option is fully vested.

                           SECTION 6.  FORMULA GRANTS

                 Beginning with the date of the annual meeting of shareholders which occurs in 1999, and continuing each year thereafter until the expiration of the Plan, on the date of the first meeting of the Board of Directors which follows the annual meeting of shareholders, each eligible director as of such date shall be granted an Option to purchase 5,000 shares of Stock.

                            SECTION 7.  TERM OF PLAN

                 The Plan shall be effective on the date of its approval by the shareholders of the Company and shall continue to be effective until ten (10) years following the effective date of the Plan, unless sooner terminated by the Board of Directors pursuant to Section 10 hereof. The Company shall submit the Plan to its stockholders for approval within twelve (12) months of the approval of the Plan by the Board of Directors.

                    SECTION 8.  INDEMNIFICATION OF COMMITTEE

                 In addition to such other rights of indemnification that the members of the Committee may have, each member of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which it may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by it in settlement thereof (provided the settlement has received the prior approval of the Company) or paid by it in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in the action, suit or proceeding that the Committee member is liable for negligence or misconduct in the performance of its duties; provided that promptly after institution of the action, suit or proceeding the Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend such matter. Upon the delivery to the Committee member of written notice of assumption by the Company of the defense of such matter, the Company will not be responsible to the Committee member for any further fees and disbursements relating to the defense of such matter, including fees and disbursements of counsel.

               SECTION 9.  AMENDMENT AND TERMINATION OF THE PLAN

                 The Board of Directors at any time may amend or terminate the Plan without stockholder approval; provided, however, that the Board of Directors may condition any amendment on the approval of the stockholders of the Company if such approval is necessary or advisable with respect





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to tax, securities or other applicable laws to which the Company, this Plan, optionees or eligible directors are subject. No amendment or termination of the Plan shall adversely affect the rights of an Optionee with regard to his Options without his consent.


          SECTION 10.  ADJUSTMENT IN OPTION SHARES AND EXERCISE PRICE

                 If (i) the number of Shares shall be increased or reduced by a change in par value, split-up, stock split, reverse stock split, reclassification, merger, consolidation, distribution of stock dividends or similar capital adjustments, or (ii) the Company engages in a transaction for which the Committee determines an adjustment is appropriate, then the Committee may make an adjustment in the number and kind of Shares available for the granting of Options under the Plan. In addition, the Committee may, in its sole and absolute discretion, make an adjustment in the number, kind and price of Shares as to which outstanding Options, or the portions thereof then unexercised, shall be exercisable, to the end that the Optionee's proportionate interest is maintained as before the occurrence of the event. The adjustment in outstanding Options will be made without change in the total price applicable to the unexercised portion of the Option and, if necessary, with a corresponding adjustment in the exercise price per share. Any fractional Shares resulting from such adjustments shall be eliminated. All adjustments made by the Committee under this Section shall be conclusive.

                 In the event of a merger, consolidation or other reorganization of the Company or tender offer for Shares, the Committee may make such adjustments with respect to Options and take such other action as it deems necessary or appropriate to reflect such merger, consolidation, reorganization or tender offer, including, without limitation, the substitution of new Options, or the adjustment of outstanding Options, the acceleration of Options, the removal of restrictions on outstanding Options, or the termination of outstanding Options in exchange for the cash value determined in good faith by the Committee of the Options. Any adjustment pursuant to this Section may provide, in the Committee's discretion, for the elimination without payment therefor of any fractional Shares that might otherwise become subject to any Options, but except as set forth in this Section may not otherwise diminish the then value of the Options.


                         SECTION 11. WITHHOLDING TAXES

                 To the extent required by law, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirement, if any, prior to the delivery of any certificate or certificates for such Shares. An optionee must pay the withholding tax in cash or by certified check or by the Company deducting a sufficient number of Shares from the Option Shares issued to satisfy withholding taxes, in accordance with the Agreement.

                      SECTION 12.  RIGHTS AS A STOCKHOLDER

                 An Optionee or a transferee of an Optionee shall have no rights as a stockholder with respect to any Option or Option Shares until the date of the issuance of a stock certificate to him for the Option Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date the stock certificate is issued, except as otherwise provided in the Plan.





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                           SECTION 13.  GOVERNING LAW

                 The laws of the State of Texas shall govern this Plan.

                          SECTION 14.  EFFECTIVE DATE

                 This Plan was approved by the Board of Directors as of February 28, 1999, and shall become effective upon its approval by the Company's shareholders.





                                           WATTMONITOR, INC.



                                           By:/s/ Joel Dumaresq
                                              -----------------
                                                 President





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                             FIRST AMENDMENT TO THE
                               HEALTHBRIDGE, INC.
                   1999 OUTSIDE DIRECTORS' STOCK OPTION PLAN
   (FORMERLY THE WATTMONITOR, INC. 1999 OUTSIDE DIRECTORS' STOCK OPTION PLAN)


                 THIS AMENDMENT, made as of 12th day of April, 2000, by HEALTHBRIDGE, INC., a corporation duly organized and existing under the laws of the State of Texas (hereinafter called the "Primary Sponsor");

                 The Primary Sponsor adopted the WattMonitor, Inc. 1999 Outside Directors' Stock Option Plan (the "Plan") by indenture dated April 8, 1999.
The Primary Sponsor changed its name from WattMonitor, Inc. to Healthbridge, Inc. on May 13, 1999.

                 The Primary Sponsor wants to change the name of the Plan to reflect the Primary Sponsor's new name and wants to clarify that because there was no annual meeting of shareholders in 1999 that grants will not be made under the Plan until after the first annual meeting of shareholders that occurs in 2000.

                                   AMENDMENT

                 NOW, THEREFORE, the Primary Sponsor does hereby amend the Plan effective as of the date first written above, except where specifically noted:

                 1. By replacing WattMonitor, Inc. with Healthbridge, Inc. every place that WattMonitor, Inc. appears in the Plan.

                 2. By deleting the text of Section 6 and replacing it with the following:

                 "Beginning with the date of the annual meeting of shareholders which occurs in 2000, and continuing each year thereafter until the expiration of the Plan, on the date of the first meeting of the Board of Directors which follows the annual meeting of shareholders, each eligible director as of such date shall be granted an Option to purchase 5,000 shares of Stock."

                 Except as specifically amended hereby, the Plan shall remain in full force and effect as prior to this First Amendment.





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                 IN WITNESS WHEREOF, the Company has caused this First
Amendment to be executed on the day and year first above written.

                                                   HEALTHBRIDGE, INC.

                                                   By:/s/ Nora Coccaro
                                                      ----------------
                                                         Nora Coccaro
                                                         President

ATTEST:

By:
   -------------------------------

Title:
      ----------------------------

           [CORPORATE SEAL]





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